UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     October 18, 2007
                                                     ----------------
                              Cytec Industries Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   1-12372                    22-3268660
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(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)            File Number)             Identification No.)

        Five Garret Mountain Plaza
        West Paterson, NJ                                        07424
        --------------------------------------------------------------
        (Address of principal executive offices)              (Zip Code)



        Registrant's telephone number, including area code (973) 357-3100
                                                           --------------

             ------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02  Results of Operations and Financial Condition

On October 18, 2007, we issued a press release announcing our financial results for the third quarter and for the nine months ended September 30, 2007. A copy of our press release is furnished as Exhibit 99.1 hereto.


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 1, 2007, our Board of Directors elected Carol P. Lowe as a director increasing the size of the Board to eleven. Her initial term will expire at our annual meeting of stockholders in 2009. A copy of our press release announcing Ms. Lowe's election is furnished as Exhibit 99.2 hereto.


Item 9.01  Financial Statements and Exhibits

(c) Exhibits.
    Exhibit 99.1    Press Release, dated October 18, 2007.
    Exhibit 99.2    Press Release, dated October 18, 2007.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Cytec Industries Inc.
                                                 (Registrant)

Date:  October 18, 2007                          /s/ David M. Drillock
       ----------------                          ------------------------------
                                                 D.M. Drillock
                                                 Vice President and
                                                 Chief Financial Officer



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                                  Exhibit Index


Exhibit Number                                     Description
--------------                                     -----------

99.1                                               Press Release dated
                                                   October 18, 2007



99.2                                               Press Release dated
                                                   October 18, 2007